UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 21, 2017 (December 21, 2017)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On December 21, 2017, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Announces Effectiveness of S-4 Registration Statement and Launch of Exchange Offer for up to $350.0 Million of its 4.125% Senior Notes due 2025.”  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	A press release titled “Steel Dynamics Announces Effectiveness of S-4 Registration Statement and Launch of Exchange Offer for up to $350.0 Million of its 4.125% Senior Notes due 2025.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: December 21, 2017	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer